SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement             [X] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2)

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Village Bancorp, Inc.
 ...............................................................................
                (Name of Registrant as Specified In Its Charter)

 ...............................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title  of each  class of  securities  to  which  transaction  applies:
          .....................................................................

     2.   Aggregate   number  of  securities  to  which   transaction   applies:
          .....................................................................

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          .....................................................................

     4.   Proposed maximum aggregate value of transaction:
          .....................................................................

     5.   Total fee paid:
          .....................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          .............................................

     2)   Form, Schedule or Registration Statement No.:
          .............................................

     3)   Filing Party:
          .............................................

     4)   Date Filed:
          .............................................

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

     The annual meeting of Stockholders of Village Bancorp, Inc., ("Bancorp") will be held at The Village Bank & Trust Company, 25 Prospect Street, Ridgefield, Connecticut, 06877, on Monday, April 28, 1997, at 8:00 p.m., for the following purposes:

     1. To elect four (4) members of the Board of Directors to serve for a period of three (3) years, one (1) member of the Board of Directors to serve for a period of two (2) years and one (1) member of the Board of Directors to serve for a period of one (1) year, until the next meeting of the Stockholders in the year the members' respective terms expire, or until their successors are duly elected and qualified.

     2. To increase the authorized number of common shares of Bancorp from 2,000,000 to 10,000,000 shares.

     3. To ratify the appointment of Deloitte & Touche as its Independent Public Accountants for 1997.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Pursuant to provisions of the Bylaws, the Board of Directors has fixed the close of business on March 28, 1997, as the record date for the determination of Stockholders entitled to notice of and to vote at the annual meeting, and accordingly only Stockholders of record at the close of business on that date are entitled to notice of and to vote at said meeting.

     Stockholders unable to attend the meeting in person are urged by the Board of Directors to sign, date and mail the enclosed proxy as promptly as possible in the envelope enclosed for that purpose.

     A stockholder giving a proxy has the power to revoke it at any time before its exercise by filing with the Secretary of the Board of Directors of Bancorp, Enrico J. Addessi, a written revocation, or a duly executed proxy bearing a later date, at 25 Prospect Street, P.O. Box 366, Ridgefield, Connecticut 06877. The proxy will be suspended if the stockholder who executed it is present at the meeting and elects to vote in person.

BY ORDER OF THE BOARD OF DIRECTORS:


                                        ---------------------------
                                        Enrico J. Addessi
                                        Secretary

April 7, 1997

                              VILLAGE BANCORP, INC.
                               25 Prospect Street
                                  P. O. Box 366
                          Ridgefield, Connecticut 06877
                          Telephone No. (203) 438-9551

                                 PROXY STATEMENT

                              Mailed April 7, 1997

                       ANNUAL MEETING OF THE STOCKHOLDERS
                            TO BE HELD APRIL 28, 1997

                        PROPOSALS FOR NEXT ANNUAL MEETING

     Security holders who intend to present proposals for inclusion in the Corporation's Proxy Statement or form of proxy at the Corporation's next annual meeting must have such proposals delivered to the Corporation on or before December 22, 1997.

                     SOLICITATION AND REVOCATION OF PROXIES

     This statement is furnished in connection with the solicitation by the Board of Directors of Village Bancorp, Inc., ("Bancorp" or "Corporation") of proxies to be used at the annual meeting of Bancorp stockholders to be held at The Village Bank & Trust Company, 25 Prospect Street, Ridgefield, Connecticut, 06877, on Monday, April 28, 1997, at 8:00 p.m., and at any and all adjournments thereof. The shares represented by the proxy when properly executed shall be voted in accordance with the specification made by the stockholder and where the stockholder specified a choice on the proxy, the shares will be voted in accordance with the specifications so made. IF NO SPECIFICATION AS TO VOTING IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3. The accompanying proxy is solicited by the Board of Directors of Bancorp, and a stockholder giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Board of Directors of Bancorp, Enrico J. Addessi, a written revocation or a duly executed proxy bearing a later date at 25 Prospect Street, P. O. Box 366, Ridgefield, Connecticut, 06877. The proxy will be suspended if the stockholder who executed it is present at the meeting and elects to vote in person.

     This solicitation is not a securities registration statement. The solicitation is made by Bancorp's Board of Directors who are Enrico J. Addessi, Jose P. Boa, Richard O. Carey, Madeline F. Contegni, Jeanne M. Cook, Nicholas R. DiNapoli, Edward J. Hannafin, Joseph L. Knapp, Carl Lecher, Robert V. Macklin, Antonio M. Resendes, Thomas F. Reynolds, and Robert Scala.

                          PROXY AUTHORITY AND EXECUTION

     The proxy holder shall have the discretionary authority to vote on all matters incidental to the conduct of the meeting, approval of minutes of prior meetings if such approval does not amount to ratification of such action taken at those meetings; the election of any person to any office of which a bona fide nominee is named in the proxy statement and such nominee is subsequently unable to serve or for good cause refuses to serve, proposals omitted from the proxy statement and form of proxy pursuant to Rule 14a-8 or Rule 14a-9 of the Securities and Exchange Commission, and matters which management does not know as of date may be presented at the meeting and matters which do not expressly require the vote of stockholders. The proxy, when properly executed, will be voted in the manner specified therein by the stockholder. Execution of the proxy in such a manner as not to withhold authority shall be deemed a grant of authority for approval of Directors and execution in such a manner as not to vote against or abstain shall be deemed a grant of authority to vote for an increase in the authorized number of common shares to 10,000,000 shares and the Independent Public Accountants. Proxies may not be voted for a greater number of persons named as nominees for Director, which is four (4) for a three year term, one (1) for two year term, and one (1) for a one year term.

     This solicitation is by mail. The cost of this solicitation will be borne by Bancorp. THE PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                               PURPOSE OF MEETING

     The purpose of the annual meeting is to elect four (4) members of the Board of Directors for a period of three (3) years, one (1) member of the Board of Directors for a period of two (2) years, and one (1) member of the Board of Directors for a period of one (1) year to serve until the next annual meeting of stockholders in the year their respective terms expire or until their successors are duly elected and qualified, to vote on increasing the authorized number of common shares of Bancorp to 10,000,000 shares and to ratify the appointment of Deloitte & Touche as the Corporation's Independent Public Accountants for 1997.

                             SUBSIDIARY AND ADDRESS

     The Village Bank & Trust Company ("VBT") is the Corporation's sole subsidiary. The principal office of Bancorp and VBT is 25 Prospect Street, P. O. Box 366, Ridgefield, Connecticut, 06877. Their telephone number is (203) 438-9551.

                                  VOTING RIGHTS

     Bancorp has 952,317 shares of common stock, as of March 28, 1997, issued and outstanding. Each outstanding share shall be entitled to one (1) vote. There are no cumulative voting rights. There are no other shares of stock issued, outstanding or entitled to vote. Action on a matter, other than election of directors, at a meeting duly held and at which a quorum is present, is approved if the votes cast favoring the action exceed the votes cast opposing the action. Directors are elected by a plurality of the votes cast by the shares entitled to vote at a meeting at which a quorum is present. A plurality voting for a nominee or nominees for director shall constitute election of the director voted for. An abstention shall not be considered as a vote against the matter voted on.

     A quorum shall constitute a number present in person or by proxy representing the majority(476,159) of the shares of stock issued and outstanding (952,317).

                         DISSENTERS RIGHTS OF APPRAISAL

     There is no matter to be acted upon which would give an objecting stockholder a right of appraisal or similar right of dissenters pursuant to the General Statutes of the State of Connecticut.

                                   RECORD DATE

     The Board of Directors of Bancorp has fixed the close of business on March 28, 1997, as the record date for the determination of stockholders entitled to notice and to vote at the annual meeting. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at said meeting.

                                  ANNUAL REPORT

     Bancorp is mailing simultaneously herewith to its stockholders copies of its Annual Report for the fiscal year ended December 31, 1996, containing financial statements reflecting the financial position and operations of the Corporation for such fiscal year. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is made.

                        AVAILABILITY OF ANNUAL REPORT ON
                         SECURITIES EXCHANGE COMMISSION
                                    FORM 10-K

     BANCORP, UPON WRITTEN REQUEST OF A STOCKHOLDER, WILL PROVIDE WITHOUT CHARGE, A COPY OF THE CORPORATION'S ANNUAL REPORT ON SECURITIES EXCHANGE COMMISSION FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES FOR THE CORPORATION'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS MUST BE DIRECTED TO ENRICO J. ADDESSI, SECRETARY OF THE BOARD OF DIRECTORS, VILLAGE BANCORP, INC., 25 PROSPECT STREET, P. O. BOX 366, RIDGEFIELD, CONNECTICUT 06877.

                          INCREASE OF AUTHORIZED SHARES

     Bancorp presently has 2,000,000 shares of common stock authorized under its Articles of Incorporation. There are no other shares or class of shares of stock authorized, issued or outstanding. There are presently 952,317 shares issued and outstanding, 50,800 shares subject to option and 100,312 subject to Stockholder Rights. The Board of Directors proposes to increase the number of outstanding shares to 10,000,000 by amendment to Bancorp Articles of Incorporation. Approval of the proposed increases would give the Corporation 8,896,571 shares of common stock available for future issuance in the event Bancorp has need of additional shares for stock dividends, stock split, acquisition, options, or capital offering.

     The Board of Directors has adopted a resolution for the increase of outstanding shares. The resolution is as follows:

          RESOLVED: The Articles of Incorporation be amended as follows:

          "3. The designation of each share, the authorized number of shares of each such class, and the par value (if any) of each share thereof are as follows:

               Common stock
               Ten Million (10,000,000) shares
               $3.33 par value"

     The proposed additional shares of Common Stock could be issued for any proper corporate purpose, including the acquisition of other businesses, the raising of additional capital for use in the Corporation's business, stock splits, the payment of stock dividends or other distributions in shares of stock, or in connection with employee stock incentive programs. While the Corporation currently has no plans, arrangements, understandings or commitments with respect to the issuance of the additional shares of Common Stocks, it is considered advisable to have the authorization to issue such shares in order to enable the Corporation as the need may arise to move promptly to take advantage of market conditions and the availability of other favorable opportunities without the delay and expense involved in calling a special shareholders meeting for such purpose.

     The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of holders of existing Common Stock. Depending on the circumstances, any issuance of additional shares of Common Stock may dilute the present equity ownership of current shareholders. Holders of Common Stock have no preemptive rights to participate in any such issuance.

     If the proposed amendment to the Articles of Incorporation is approved, the Board of Directors will have the authority to issue the additional authorized shares or any part thereof to such persons and for such consideration as it may determine without further action by the shareholders except as required by law, its Articles of Incorporation, or the rules of any stock exchange on which the Corporation's securities may then be listed.

     Although the proposed amendment is not intended to be an anti-takeover measure, shareholders should note that under certain circumstances, the additional shares of Common Stock could be used to make any attempt to gain control of the Corporation or the Board of Directors more difficult or time-consuming. Any of the additional shares of Common Stock could be privately placed with purchasers who might side with the Board in opposing a hostile takeover bid. It is possible that such shares could be sold with or without an option, on the part of the Corporation, to repurchase such shares, or on the part of the purchaser, to put such shares to the Corporation.

     The amendment to increase the authorized Common Stock might be considered to have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Corporation's stock, to acquire control of the Corporation, since the issuance of the additional shares of Common Stock could be used to dilute the stock ownership of a person or entity seeking to obtain control and to increase the cost to a person or entity seeking to acquire a majority of the voting power of the Corporation. If so used, the effect of the additional authorized shares of Common Stock might be (i) to deprive shareholders of an opportunity to sell their stock at a temporarily higher price as a result of a tender offer or the purchase of shares by a person seeking to obtain control of the Corporation or
(ii) to assist incumbent management in retaining its present position.

     The Board of Directors believes that adoption of the proposed Amendment to its Corporation's is in the best interests of the Corporation and its shareholders. Approval of this proposal requires a vote favoring the action exceed the votes cast opposing the action. The Connecticut Business Corporation Law provides that an abstention is not a vote cast. Therefore, in a case like this where a favorable vote of a holders of a majority of the votes cast at the annual meeting is required, an abstention will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval; though it will be counted in determining the presence of a quorum.

     WITH RESPECT TO PROXY ITEM 3, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO ARTICLE 3 OF THE CORPORATION'S ARTICLES OF INCORPORATION TO INCREASE THE TOTAL AUTHORIZED NUMBER OF COMMON SHARES FROM 2,000,000 TO 10,000,000.

                         INTERESTS OF CERTAIN PERSONS IN
                             MATTERS TO BE ACTED ON

     No member of the Board of Directors has any interest, direct or indirect, in any matter being acted on other than the election of directors.

                            COMMON STOCK OUTSTANDING

                                     BANCORP

     As of March 28, 1997, there were outstanding and entitled to vote 952,317 shares of common stock of Bancorp which is its only class of stock. To the best knowledge and belief of the Officers and Directors of Bancorp, no person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 is beneficially owner of more than five (5%) percent of the outstanding voting securities of the Corporation; except as stated below in the following table. The following table represents the percent of class based on number of shares outstanding (952,317) and the number of shares subject to options within 60 days(50,800).

--------------------------------------------------------------------------------
   (1)            (2)                       (3)                 (4)
 Title of   Name & Address of         Amount & Nature       % of Class
  Class     Beneficial Owner           of Beneficial
                                         Ownership
--------------------------------------------------------------------------------
 Common     Lewis J. Finch             71,585                   7.1%
            71 South Salem Road        ------
            Ridgefield, CT 06877         (A= 43,238)(3)
                                         (B= 28,347)

 Common     Austin, Rosow and          94,725(3)                9.44%
            Rueckert                   ---------
            167 Old Post Road            (A= 47,400)
            Southport, CT 06490          (B= 47,325)
--------------------------------------------------------------------------------

     The members of the Board of Directors, nominees to the Board of Directors, and Directors and Executive Officers of Bancorp as a group beneficially own securities of Bancorp as follows:

--------------------------------------------------------------------------------
   (1)            (2)                       (3)                 (4)
 Title of       Name of               Amount & Nature       % of Class
  Class     Beneficial Owner           of Beneficial
                                       Ownership 1, 2
--------------------------------------------------------------------------------
 Common     Directors and Executive
            Officers (as a group)     161,290                  16.1%
                                      -------
                                         (A= 66,094)
                                         (B= 49,278)
                                         (C=  2,492)
                                         (D= 17,126)
                                         (E= 26,300)

           Directors:

Common     Enrico J. Addessi           13,852                   1.4%
           (Director and              -------
           Secretary)                    (A= 13,820)(3)
                                         (D=     32)(3)

Common     Jose P. Boa                 12,888                   1.3%
           (Director)                 -------
                                         (A= 12,315)
                                         (B=    459)
                                         (C=    114)

Common     Richard O. Carey            18,593                   1.9%
           (Director)                 -------
                                         (A=  2,043)(3)
                                         (B= 12,800)(3)
                                         (D=  3,750)(3)

Common     Madeline F. Contegni        17,666                   1.8%
           (Director)                 -------
                                         (A= 10,025)
                                         (B=  7,641)

Common     Jeanne M. Cook               2,420                    .2%
           (Director)                 -------
                                         (A=  2,420)

Common     Nicholas R. DiNapoli        24,641                   2.5%
           (Director & Vice           -------
           Chairman)                     (A= 11,647)
                                         (B= 11,610)(3)
                                         (C=  1,384)

Common     Edward J. Hannafin          18,970                   1.9%
           (Director and              -------
           Chairman)                     (A=  6,537)
                                         (B=  1,030)
                                         (D= 11,403)(3)

Common     Joseph L. Knapp              6,861                    .7%
           (Director)                 -------
                                         (A=  5,223)
                                         (B=    900)(3)
                                         (C=    738)

Common     Carl Lecher                  4,780                    .5%
           (Director)                 -------
                                         (A=  1,361)
                                         (B=  3,419)(3)

Common     Robert V. Macklin           15,803                   1.6%
           (Director and Chief        -------
           Executive Officer)            (B=    903)(3)
                                         (E= 14,900)(3)

Common     Antonio Resendes             4,914                    .5%
           (Director)                 -------
                                         (B=  4,800)
                                         (C=    114)

Common     Thomas F. Reynolds             140                    .0%
           (Director)                 -------
                                         (B=    140)

Common     Robert Scala                 6,766                    .7%
           (Director and              -------
           Assistant Secretary)          (A=    703)
                                         (B=  3,980)(3)
                                         (C=    142)
                                         (D=  1,941)

Common     James R. Umbarger, Jr.      12,996                   1.3%
           (Executive Officer and     -------
           Director Nominee)             (B=  1,596)
                                         (E= 11,400)(3)

--------------------------------------------------------------------------------
(A)  equals number of shares with sole voting power.

(B)  equals number of shares with shared voting power.

(C)  equals number of shares with sole investment power.

(D)  equals number of shares with shared investment power.

(E) equals number of shares exercisable by option within sixty (60) days (See "Options").

     1. To the best knowledge and belief of management, there are no shares to which such persons have the right to acquire beneficial ownership within 60 days except the President, Robert V. Macklin (14,900); Executive Vice President, James R. Umbarger, Jr. (11,400) and other employee option shares aggregating 24,500. (See "Options")

     2. Includes option to purchase 26,300 shares within sixty (60) days. (see "Options").

     3. The following Directors, Executive Officers, and owners of more than 5% of voting securities have bought or sold Bancorp securities within the past two fiscal years:

     (a) Lewis J. Finch disposed of 5,732 shares in December, 1995, 1157 shares in June 1995, 843 shares in July 1995 and 5000 shares in May 1996 and acquired 103 shares in December 1995, all of which transaction was in his name.

     (b) Joshia T. Austin, Valer C. Austin, David A. Rosow and William D. Rueckert filed a Schedule 13D dated December 20, 1996. ("Austin, Rosow and Rueckert") reporting that 94,725 shares of Bancorp common stock are beneficially owned. Joshia T. Austin and Valer C. Austin each report they have shared voting power of 47,235 shares; David A. Rosow reports he has sole voting power of 32,750 shares; and William D. Rueckert reports he has sole voting power of 14,650 shares.

     (c) Enrico J. Addessi acquired ownership of 570 shares in his name and 32 shares in his wife' name on February 28, 1995 through a disposal of 2,135 shares held with shared investment persons.

     (d) Richard O. Carey acquired beneficial ownership of 300 shares in June 1996, by 58 shares with title in his name, 43 shares by title in Trust, 49 shares by title in his wife's name and 150 shares by title in his daughter's name.

     (e) Nicholas R. DiNapoli acquired beneficial ownership of 2000 shares in March, 1995, 1,393 shares in March 1995, 800 shares in June, 1996, 500 shares in August, 1996, and 200 shares in February, 1997, all by title in his name and his wife's.

     (f) Edward J. Hannafin acquired beneficial ownership of 24 shares through a related party, Francis J. Collins, in 1996.

     (g) Joseph L. Knapp disposed of 5 shares on March 7, 1995, and 220 shares in February, 1995.

     (h) Carl Lecher acquired beneficial ownership of 1000 shares in August 1996 by title in his name and his wife's.

     (i) Robert V. Macklin acquired beneficial ownership of 1,793 shares in December 26, 1995 by title in his name and his wife's, through a stock option exercise; sold 1,100 shares by title in his name and his Wife's in June, 1996; and received an option to purchase 10,000 shares by the 1996 Stock Option Plan for Key Employees.

     (j) Robert Scala acquired beneficial ownership of 400 shares in May, 1996, by title in his name and his wife's.

     (k) James R. Umbarger, Jr., acquired beneficial ownership of 1896 shares in December, 1995, through a stock option exercise, disposed of 1000 shares in August, 1995, and 350 shares in October, 1995, both by title in his name and his wife's; and received an option to purchase 7,500 shares by the 1996 Stock Option Plan for the Key Employees.

                              ELECTION OF DIRECTORS

     The Bylaws of Bancorp provide for not less than nine (9) and not more than twenty-five (25) members of the Board of Directors who are elected at the annual meeting for staggered three (3) year terms. The Bylaws further provide for nine
(9) directors and such additional number not to exceed twenty-five (25) (in accordance with the staggered terms), which additional number must have been approved by a two-thirds (2/3) vote of the Board of Directors. The Board of Directors of the Corporation has, in accordance with its Bylaws, fixed the number of directors of the Corporation at Fourteen (14). The Directors elected at each annual or special meeting for the purpose of election of Directors shall be for that number of Directors for the respective staggered term.

     There are four (4) members of the Board of Directors whose terms are expiring. As the bylaws provide for staggered terms, and the number of members whose term are expiring is four (4), the Board of Directors, in order to balance the staggered terms, have proposed four (4) nominees to be elected for a three
(3) year term and one (1)  nominee  to be elected to a two (2) year term and one
(1) nominee for a one (1) year term to serve until the next annual meeting in the year their respective term expires or until their successors are sooner elected and qualified. It is intended that shares represented by proxies solicited by the Board of Directors will, unless contrary instructions are given, be voted in favor of the election of the nominees listed below as directors. The Board of Directors does not contemplate that any nominee will be unable to serve or for good cause will not serve; however, should such a situation arise prior to the meeting, the Proxy Committee will vote in accordance with the recommendation of the Board of Directors.

     All of the nominees are currently Directors of the Corporation and/or for its principal and sole subsidiary, The Village Bank & Trust Company. They have all been principally employed by their respective employers and occupations for more than five (5) years.

     The proxies solicited by this statement cannot be voted for a greater number of persons than the number of nominees, which is four (4) for a three (3) year term, one (1) for a two (2) year term and one (1) for a one (1) year term.

     The following table sets forth, with respect to each nominee for director, his or her name, age, principal occupation and other business affiliations, the date each became a director of the Corporation and VBT, the proposed term of office and the office with the Corporation and VBT, if any, of each nominee. Each nominee has furnished the information set forth below, with respect to his or her age, other business affiliates, direct or indirect beneficial ownership of the common stock of the Corporation and principal occupation.

                           INFORMATION AS TO NOMINEES
                                    DIRECTORS

--------------------------------------------------------------------------------
                                            Bancorp      VBT       Proposed
                                           Director    Director     Term
Name                               Age      Since       Since      Expires
--------------------------------------------------------------------------------
                                THREE YEAR TERM

JOSE P. BOA                        43        1994        1995        2000

ROBERT V. MACKLIN                  49        1990        1990        2000

ANTONIO RESENDES                   45        1994        1995        2000

JAMES R. UMBARGER, JR.             46          --        1996        2000

                                 TWO YEAR TERM

EDWARD J. HANNAFIN                 61        1982        1974        1999

                                 ONE YEAR TERM

NICHOLAS R. DINAPOLI               68        1982        1974        1998

                               BUSINESS EXPERIENCE

     JOSE P. BOA: Age 43. Mr. Boa was appointed a Director of Bancorp in 1994 to a term expiring in 1996 and a Director of VBT in 1995. Mr. Boa served as a Director, Chairman and Vice Chairman of the Board of Directors of Liberty National Bank ("LNB") from 1989 to 1995. Mr. Boa is President and owner of Diversified Maintenance Corporation of Danbury, Connecticut.

     NICHOLAS R. DiNAPOLI: Age 68. Mr. DiNapoli has been a Director of Bancorp since 1982 and VBT since 1974. He has been Vice Chairman of the Board of Directors of Bancorp and VBT since 1988. His term of office expires in 1997. He is President of DiNapoli Development Co., Inc., a building contracting and real estate development firm with an office in Ridgefield, Connecticut.

     EDWARD J. HANNAFIN: Age 61. Mr. Hannafin has been a Director of Bancorp since 1982 and VBT since 1974. He has been Chairman of the Board of Directors of Bancorp and VBT since 1988. His term of office expires in 1997. He was a Director of LNB from 1994 to 1995. He was formerly Vice Chairman of the Board of Directors of Bancorp and VBT from 1982 to 1988. He is an attorney at law and a principal of the Law Firm of Cutsumpas, Collins, Hannafin, Garamella, Jaber & Tuozzolo, P.C. of Danbury, Connecticut.

     ROBERT V. MACKLIN: Age 49. Mr. Macklin has been a Director, President and Chief Executive Officer of Bancorp and VBT since 1990. His present term as a Director expires in 1997. He was formerly Executive Vice President of Bancorp (1984 to 1990) and VBT (1979 to 1990). He was a Director of LNB from 1994 to 1995.

     ANTONIO M. RESENDES: Age 45. Mr. Resendes was appointed a Director of Bancorp in 1994 to a term expiring in 1998. He was appointed a Director of VBT in 1995. Mr. Resendes served as a Director and Chairman of the Board of Directors of LNB from 1989 to 1995. Mr. Resendes has been a Department Head of Henry Abbott Technical School in Danbury, Connecticut, since 1987. He was a Vice President of DaSilva Fuel Company, Inc. of Danbury, Connecticut from 1979 to 1987.

     JAMES R. UMBARGER, JR.: Age 46. Mr. Umbarger is the Executive Vice-President of Bancorp since 1994 and VBT since 1995. Prior to that he was the Senior Vice-President and Treasurer of Bancorp and VBT. He was President, Chief Executive Officer and a Director of Liberty National Bank in 1994-1995.

                           INFORMATION AS TO DIRECTORS
                              CONTINUING IN OFFICE
--------------------------------------------------------------------------------
                                           Bancorp       VBT
                                          Director     Director       Term
Name                             Age        Since        Since      Expires
--------------------------------------------------------------------------------
ENRICO J. ADDESSI                67         1982         1975         1999

RICHARD O. CAREY                 65         1982         1974         1998

MADELINE F. CONTEGNI             68         1982         1974         1998

JEANNE M. COOK                   63         1989         1989         1999

JOSEPH L. KNAPP                  67         1982         1974         1999

CARL LECHER                      60         1984         1984         1998

THOMAS F. REYNOLDS               48         1993         1993         1999

ROBERT SCALA                     60         1982         1974         1998

                               BUSINESS EXPERIENCE

     ENRICO J. ADDESSI: Age 67. Mr. Addessi has been a Director of Bancorp since 1982 and of VBT since 1975. His present term expires in 1999. Mr. Addessi is Secretary of the Board of Directors of Bancorp and VBT. He is the President of Addessi Jewelers of Ridgefield, Inc. located in Ridgefield, Connecticut.

     RICHARD O. CAREY: Age 65. Mr. Carey has been a Director of Bancorp since 1982 and of VBT since 1974. His present term of office expires in 1998. Mr. Carey is owner of The Connecticut Land Company, a real estate brokerage company, and is a licensed real estate broker, located in Washington, Connecticut.

     MADELINE F. CONTEGNI: Age 68. Mrs. Contegni has been a Director of Bancorp since 1982 and of VBT since 1974. Her present term of office expires in 1998. Mrs. Contegni is a principal owner of Prudential Prime Properties Real Estate, and a licensed real estate broker, located in Ridgefield, Connecticut.

     JEANNE M. COOK: Age 63. Mrs. Cook has been a Director of Bancorp and VBT since 1989. Her present term of office expires in 1999. Mrs. Cook is the owner of Jeanne Cook Travel Service, a travel agency in Ridgefield, Connecticut.

     JOSEPH L. KNAPP: Age 67. Mr. Knapp has been a member of the Board of Directors of Bancorp since 1982 and of VBT since 1974. His present term of office expires in 1999. Mr. Knapp is Vice President and Treasurer of Knapp Brothers, Inc., arborist, having an office in Ridgefield, Connecticut.

     CARL LECHER: Age 61. Mr. Lecher has been a Director of Bancorp and VBT since 1984. His present term of office expires in 1998. He is President of Carl Lecher, Incorporated, a real estate contracting and development firm, having an office in Ridgefield, Connecticut.

     THOMAS F. REYNOLDS: Age 48. Mr. Reynolds has been a Director of Bancorp and VBT since 1993. His present term expires in 1999. He is a certified public accountant who is a partner in the accounting firm of Reynolds & Rowella, CPA, having its principal office in Ridgefield, Connecticut.

     ROBERT SCALA: Age 61. Mr. Scala has been a Director of Bancorp since 1982 and of VBT since 1974. He is Assistant Secretary of Bancorp and VBT. His present term expires in 1998. He was formerly Vice President of the Elms Inn, Inc., a restaurant and hotel company, with a place of business in Ridgefield, Connecticut.

     No nominee for election as a Director is proposed to be elected pursuant to any arrangement or understanding between the nominee and other person or persons; except the Directors and Officers acting solely in that capacity. There is no family relationship between any Director, Executive Officer or person nominated by the Corporation to become a Director or Executive Officer of either Bancorp or VBT.

                       DIRECTORS' COMMITTEES AND MEETINGS

     In 1996, the Board of Directors of VBT and Bancorp had a six (6) member standing Audit Committee consisting of Jose Boa, Madeline Contegni, Edward J.
Hannafin,  Carl  Lecher,  Thomas  Reynolds  and Robert  Scala who are  Directors
independent of management. The Committee meets on call. In 1997, the Audit Committee will consist of the same six (6) Directors. The function of the Committee is to determine through external and internal audit and investigation programs that the interests of depositors and stockholders are properly advanced and safeguarded. The Committee reviews and supervises an internal audit program; reviews the engagement and actions of the independent auditor and makes recommendations to the Board of Directors; reviews the services, qualifications, engagement and results of the independent audit; reviews the audit and non-audit fees and meets on matters relative to the annual examination by Bancorp's accounting firm including a discussion of the accounting firm's memorandum on accounting procedures and internal control. The Committee and the Board of Directors also consider the independence of the accounting firm for non-audit functions. It met three (3) times in 1996.

     The Executive Committee of Bancorp and VBT each consists of five (5) members of the Board of Directors; Enrico Addessi, Richard O. Carey, Nicholas R. DiNapoli, Edward J. Hannafin, and Robert V. Macklin. The Committee acts on behalf of the Board of Directors in the implementation of its policies and directives. It also acts as its Nominating Committee with the function of seeking qualified candidates (including consideration of the performance of the incumbent Directors) for the Board of Directors of Bancorp and VBT and Advisory Board of Directors of VBT and recommending nominees to the respective Board of Directors. The Committee will consider nominees recommended by stockholders provided stockholders submit the name or names of new nominees, in writing, to the Secretary of the Board of Directors by December 22, 1997. Nominees for election as a director at an annual meeting are reviewed by the Committee on or before February 1st preceding the annual meeting. As a nominating committee, it met one (1) time during 1996.

     Neither Bancorp nor VBT has a compensation committee. This function is performed by their respective Boards of Directors. The Board of Directors sets the compensation for the members of the Board of Directors and the President/Chief Executive Officer and Executive Vice President. See "Compensation Committee Report of Executive Compensation".

     The Board of Directors of Bancorp and VBT held fourteen (14) regular or special meetings in 1996. All Directors attended more than 75% of the aggregate of the Board of Directors meetings and their Committee meetings.

                            REMUNERATION OF DIRECTORS
                       AND CERTAIN BUSINESS RELATIONSHIPS

     Members of the Board of Directors of Bancorp, who are not employees, do not receive any remuneration except for attendance at meetings. In 1996, members of the Board of Directors of Bancorp and VBT received the sum of $550 each for attendance at the joint meetings of the Board of Directors and $150 each for attendance at committee meetings of the Board of Directors. In 1997, members of the Board of Directors of Bancorp and VBT will receive the same compensation each for attendance at the joint meeting of the Board of Directors of Bancorp and VBT and for attendance at committee meetings of the Board of Directors. In 1996, each member of the Board of Directors received a bonus of $1,000.00. In 1996, the

Chairman of the Board of Directors received additional compensation of $10,000 per annum for his additional work and services provided to the Corporation and VBT during the course of the year and will receive the same additional compensation for the additional work and services in 1997. Mr. Macklin and Mr. Umbarger do not receive remuneration as members of the Board of Directors for attendance at Director and Committee meetings.

     Edward J. Hannafin, who is Chairman of the Board of Directors of VBT and Bancorp, is a principal in the Law Firm of Cutsumpas, Collins, Hannafin, Garamella, Jaber & Tuozzolo, P. C., which is counsel to the Corporation and VBT. The Law Firm received a total remuneration for ordinary and extraordinary fees to the Corporation and VBT in 1994 of $78,205.00, in 1995 of $53,548.00, and in 1996 of $53,816. The Law Firm has been retained as counsel to Bancorp and VBT for services to be rendered in the ordinary course of business in 1997 for the sum of $600 per month (an annual aggregate amount of $7,200).

     Mr. Nicholas R. DiNapoli and Mr. Carl Lecher are partners in Skylands Associates, a Connecticut partnership, which leases real estate to VBT at 96 Danbury Road, Ridgefield, Connecticut. The premises contain approximately 7000 sq. ft. of office space with parking. VBT paid $99,298 to Skylands in 1994, $109,562.00 in 1995, and $114,251 in 1996. VBT will pay a base rental fee of $99,209.00 plus common charges to Skylands Associates in 1997.

     Jose P. Boa is President and Owner of Diversified Maintenance Corporation of Danbury, Connecticut, which provides cleaning and janitorial services to VBT and received fees of $32,689.00 in 1994, $38,950.00 in 1995, and $40,035.00 in
1996. Diversified Maintenance Corporation is providing cleaning and janitorial services in 1997 to VBT.

     Carl Lecher provided construction supervision for VBT's new office building in Danbury, Connecticut, and received $ 22,500 in compensation in 1996 for this service.

     Other Directors have minimal or no business contact with the Corporations.

                         DIRECTORS DEFERRED INCOME PLAN

     In 1986, the Corporation adopted a voluntary deferred income plan for Directors which permits Directors to defer receipt of a part of their director's fees. There are presently twelve (12) Directors eligible for the plan. Robert V. Macklin and James R. Umbarger are not eligible for the plan as he is the President and Chief Executive Officer of the Corporation and a member of active management. Five (5) Directors have elected to participate in the plan.

     Under the program, a Director may elect to have all or a portion of their director's fees deferred. These deferred awards are paid out in one hundred twenty (120) monthly installments at the age selected by the participant. The amount of the benefit varies with the amount deferred, the participant's age at time of commencement and time of termination, and the circumstances of the termination. The program also includes special provisions for payment to the beneficiary of the participant who dies while participating in the Plan. The right to the amount deferred vests immediately. The right to additional sums will vary and vest at different times in accordance with the amount deferred, age of participant and length of participation.

     The amount deferred is used by VBT to purchase life insurance on the lives of the deferring participants. The proceeds from the insurance will be used to reimburse VBT for the benefit payments made under the program. The insurance is designed so that if the assumptions made as to mortality experience, policy dividends, and other factors are realized, the proceeds paid VBT will be at least equal to all the premium payments.

                               EXECUTIVE OFFICERS

     The Executive Officers of Bancorp and VBT are listed below, together with their age, position and office, principal occupation and their term and period during which they have served as such:

                               Position, Office, &                 Term and
Name and Age                  Principal Occupation                  Period
--------------------------------------------------------------------------------
ROBERT V. MACKLIN             President and Chief                1990 to date
Age 49                          Executive Officer of
                                Bancorp and VBT;
                                formerly Executive Vice
                                President of Bancorp
                                and VBT (VBT 1979-1990;
                                Bancorp 1984 to 1990).

JAMES R. UMBARGER, JR.        Executive Vice-President           1990 to date
Age 46                          of Bancorp and VBT,
                                Director of VBT (1996 to
                                date) President of LNB
                                (1995);  Sr.  Vice-President
                                and Treasurer of Bancorp
                                and VBT (1982 to 1990) and
                                Executive Vice-President of
                                VBT (1990 to 1995).

     The salaries of Bancorp officers are paid by VBT.

     There are no arrangements or understandings between the Officers and any other persons pursuant to which he is to be selected as an officer. There is no family relationship between any Director, Executive Officer or person chosen to be a Director or Executive Officer. There are no employment contracts, compensation plans or arrangements with the Executive Officers other than their respective interests in the Corporations 401-K Incentive Savings and Salary Reduction Plan (See "Incentive Savings and Salary Reduction Plan"), Stock Option Plan (See "Options") and insurance (See "Executive Compensation") and an agreement regarding termination resulting from a change in control of Bancorp or VBT (See "Termination of Employment: Change In Control Agreement").

                          TRANSACTIONS WITH MANAGEMENT

     Bancorp and VBT have had no transactions and have no proposed transactions with their Directors, Officers, any of their relatives, or firm, corporation or other entity, in which they may have an interest, directly or indirectly; except as noted below.

     All Directors and Officers of Bancorp and VBT are depositors of VBT and several have had credit extended to them in varying degrees in the ordinary course of business.

     VBT has had and expects to have in the future, banking transactions in the ordinary course of business, with its and Bancorp's Directors, Advisory Directors, Officers, principal stockholders, their immediate families, corporations, organizations, and associates, on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the same time for comparable transactions with others, which do not involve more than the normal risk of collectability or present unfavorable features.

See "Remuneration of Directors and Certain Business Relationships" for further transactions with Directors.

                     REMUNERATION OF DIRECTORS AND OFFICERS

                             EXECUTIVE COMPENSATION

     There are no Directors or Officers of VBT or Bancorp (other than the President, Robert V. Macklin and the Executive Vice President, James R. Umbarger, Jr.), who individually received a total annual salary and bonus remuneration from VBT or Bancorp in excess of $100,000 in 1996. There is no compensation paid by Bancorp to its Directors or Officers. All compensation to them is paid by VBT. See "Remuneration of Directors and Certain Business
Relationships." The following table sets forth the 1996 remuneration for VBT's highest paid Executive Officers and Directors as a group.

                                       VBT
--------------------------------------------------------------------------------
         (A)                     (B)                         (C)
Name of individual or        Capacities in             Cash Remuneration
number of persons in         which served
       group
--------------------------------------------------------------------------------
        (14)             Directors & Executive         $  465,325 (2),(3),(4)
                           Officers as a group

        (24)             Officers as a group           $1,243,656 (2),(3),(4)
--------------------------------------------------------------------------------

     1. The term "Director" does not include salaried employees who do not receive fees as a Director. The term "Directors" does include the Chairman, Vice-Chairman and Secretary of the Board of Directors. The term "Executive Officers" and eligible "Officers" includes the President and Executive Vice-President.

     2. Officers of the Corporation receive life, health, hospitalization and medical insurance as part of a group plan, which does not discriminate in scope, term or operation in favor of officers or directors, and is generally available to all salaried employees. The personal benefits to any officer, which are not directly related to job performance or those provided to broad categories of employees and which do not discriminate in their favor, of Officers or Directors, do not exceed either $50,000 or 10% of their cash compensation as set forth in the Summary Compensation Table. Certain of the Executive Officers of the Corporation utilize Corporation automobiles in the ordinary course of its business. Any personal use of Corporate automobiles is minimal.

     3. Includes payments under Employee Incentive Thrift Plan. See "Incentive Savings and Salary Reduction Plan".

     4. Includes bonus payments. All the employees earned a bonus at year end in 1994, 1995, 1996. The entire bonus amount was: 1994 ($34,000.00); 1995
($41,823.00); and 1996 ($60,090.00). Executive Officers did not participate in these bonuses.

                   INCENTIVE SAVINGS AND SALARY REDUCTION PLAN

     VBT has a 401-K Incentive Savings and Salary Reduction Plan. The Plan is available to all eligible employees. The Plan is designed to be a qualified pension plan under Section 401 and 501 of the Internal Revenue Code. The Plan provides for 50% matching contributions to be made by VBT if the employee voluntarily agrees to contribute to the Plan by a salary reduction election. An employee may contribute no more than the maximum I.R.S. index amount to the Plan; however the Company only matches contributions up to 6% of the employee's salary. The entire amount of contributions made by the employee and VBT and credited to the account of the participating employee is fully vested within five (5) years. Withdrawals from the Plan are only allowed upon retirement, disability, separation from service, attainment of the age of 59 1/2 or in the event of financial hardship as defined by the Internal Revenue Service. The employee's election to participation is revocable. Directors are not eligible for participation in the Plan other than in their capacity as an employee. (The President, Robert V. Macklin, and Executive Vice-President, James
R. Umbarger, Jr., who are also Directors, participate in the Plan as employees).

     The total amount contributed by VBT to the Plan in the past three (3) years is set forth in the following table.

--------------------------------------------------------------------------------
                                         1994            1995            1996
--------------------------------------------------------------------------------
Robert V. Macklin, President           $ 5,714         $ 4,038          $ 4,224
  and Chief Executive Officer
  of Bancorp and VBT.

James R. Umbarger, Jr., Executive      $ 4,658         $ 2,751          $ 3,782
  Vice-President of Bancorp and
  VBT.

Executive Officers as a Group          $10,372         $ 6,789          $ 8,006

Employees as a Group
  (excluding executive officers)       $40,656         $41,619          $42,979
--------------------------------------------------------------------------------

                           SUMMARY COMPENSATION TABLE

                                                                                Long Term Compensation
                                                                       ------------------------------------
                                         Annual Compensation                    Awards              Payouts
                                -----------------------------------    ----------------------       -------
(a)                     (b)       (c)          (d)            (e)         (f)          (g)           (h)       (i)
                                                            Other
Name                                                        Annual     Restricted                            All other
and                                                         Compen-      Stock                        TIP    Compen-
Principal                                                   sation      Award(s)     Options/       Payouts   sation
Position                Year    Salary ($)   Bonus ($)        ($)         ($)        SARs (#)         ($)       ($)
--------                ----    ----------   ---------        ---         ---        --------         ---       ---
Robert V.
Macklin
President Chief
Executive               1996     141,400      24,000           0           0          10,000           0       4,224
Officer:                1995     135,375      19,000           0           0               0           0       4,038
Director                1994     131,484       9,500           0           0               0           0       5,714

James R.
Umbarger, Jr.           1996     116,502      16,000           0           0           7,500           0       3,782
Executive               1995     110,040      11,000           0           0               0           0       2,751
Vice-President          1994     107,008       6,500           0           0               0           0       4,658

NOTES:

     SALARY: The amounts shown for Mr. Macklin and Mr. Umbarger under (i) include amounts deferred under Section 401K of the Internal Revenue Code. See "Incentive Savings and Salary Reduction Plan".

     BONUS: Bonuses were paid to the Executive Officers as determined by The Board of Directors after consideration of financial performance, including cash flow, profitability, return on capital, growth, administration, compliance and regulatory reports of the Bank. See "Compensation Committee Report of Executives".

     OTHER ANNUAL COMPENSATION: Mr. Macklin and Mr. Umbarger utilize Corporation automobiles in the ordinary course of business. Any personal use is minimal. They receive life, health, hospitalization and medical insurance as part of a group plan; which does not discriminate in scope, term or operation in favor of officers and is generally available to all salaried employees. These perquisites and other benefits do not exceed the lesser of $50,000.00 or 10% of their respective total annual salary and bonuses.

     OPTIONS/SARs:   In  1993,   and  1996  Stock  Options  were  granted.   See
"Options/SAR Grants In Last Fiscal Year".

     ALL OTHER COMPENSATION: Mr. Macklin and Mr. Umbarger received employer contributions under its 401K Plan. See "Incentive Savings and Salary Reduction Plan".

     There were no options granted to executive officers in 1996.

     The  following  table  sets  forth  information  with  respect to the named
Executive Officers concerning the exercise of options during 1996 and the unexercised options held as of December 31, 1996.

                  Aggregated Option/SAR Exercises in Last Year.
                          and FY-End Option/SAR Values

      (a)               (b)           (c)           (d)            (e)

                                                                   Value of
                                                    Number         Unexercised
                                                    Unexercised    in-the-money
                        Shares                      Options/SAR's  Options/SAR's
                        Acquired                    at FY-End (#)  FY-End ($)
                        On            Value         Exercisable/   Exercisable/
      Name              Exercise (#)  Realized ($)  Unexercisable  Unexercisable
      ----              ------------  ------------  -------------  -------------


Robert V. Macklin           -0-           -0-         14,900/0       $78,313/0

James R. Umbarger, Jr.      -0-           -0-         11,400/0       $61,125/0
--------------------------------------------------------------------------------

1.   The options were granted under the "Stock Option Reserve Plan".

     1. The President of VBT, Robert V. Macklin, was granted an option in 1993 to purchase 4,900 shares of common stock of Bancorp at a price of $11.00 per share to be exercised on or before October 14, 1998. In 1996 he was granted an option to purchase 10,000 shares of common stock at $19.00 per share to be exercised on or before April 8, 2001 under the 1996 Stock Option Plan for Key Employees. See footnotes 3, 4, and 5.

     2. The Executive Vice-President of VBT, James R. Umbarger, Jr. was granted an option in 1993 to purchase 3,900 shares of common stock of Bancorp, at a price of $11.00 per share to be exercised on or before October 14, 1998. In 1996 he was granted an option to purchase 7,500 shares of common stock under the 1996 Stock Option Plan for Key Employees at $19.00 per share to be exercised on or before April 8, 2001. See footnotes 3, 4, and 5.

     3. In 1993, Bancorp granted options to purchase 16,300 shares of its common stock to sixteen (16) of VBT's officers. The officers and the number shares granted to them varied from 100 shares to 4,900 shares, including Robert V. Macklin (4,900 shares) and James. R. Umbarger, Jr. (3,900 shares). The purchase price is $11.00 per share and is subject to adjustment for stock dividends, stock splits and issuance of additional shares. The expiration date is October 14, 1998; but sooner expire upon the expiration of fourteen (14) days from the date on which the respective officers employment is terminated or three (3) calendar months from date of death during employment to be exercised by personal representatives. These options are granted by the Board of Directors under the Stock Option Reserve Plan.

     4. In 1996, Bancorp granted options to purchase 39,200 to Key Employees under the 1996 Stock Option Plan for Key Employees. The Officers and member of shares granted to them varied from 100 to 10,000 shares including Robert V. Macklin (10,000 shares) and James R. Umbarger (7,500 shares). See "1996 Stock Option Plan".

     5. The market value of the October 14, 1993 grants were the last known sales price of Bancorp as represented by NASDAQ, and the market value under the 1996 Stock Option Plan was the last known sales price of Bancorp as represented by NASDAQ.

TERMINATION OF EMPLOYMENT:  CHANGE IN CONTROL

     In 1993, the Board of Directors of VBT entered into an agreement with Robert V. Macklin, its President and Chief Executive Officer, and James R. Umbarger, Jr., its Executive Vice-President (both individually referred to as "Executives"), which provides for compensation in the event their employment is terminated after a change in control of VBT or Bancorp. This Agreement was amended in 1995. The agreements provide for a salary continuation for a period of two (2) years in the event of termination within one (1) year of the change in control or for a period of one (1) year in the event of termination within the second (2nd) year after change in control. The agreement also provides for salary continuation in the event of salary reduction during the first two (2) years following a change in control. These payments may be terminated in the event the Executives' employment is terminated for cause. The agreement terminates January 1, 2000. In 1996 The Board of Directors of VBT entered into a similar change of control agreement with Senior Vice-President George W. Hermann and Senior Vice-President Gerard P. Sphundt providing for one (1) year compensation if terminated within the first year.

     In 1996,  The Board of  Directors  adopted a change  of  control  Severance
Policy for directors and employees of VBT and Bancorp in the event their employment is terminated after a change of control of Bancorp or VBT. The policy provides for a continuation of directors compensation equal to 2.99 times the annual compensation received by the respective director for the preceding two
(2) years, payable monthly on the date directors are customarily compensated. The compensation for any employee or director shall at no times exceed 2.99 times their annualized compensation for the most recent five (5) year taxable years ending before the date on which the change in control or ownership occurs of control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
COMPENSATION DECISIONS

     The Board of Directors acts as the Compensation Committee. All Directors had and have transactions with Bancorp as noted in "Transactions With Management". Edward J. Hannafin, Chairman of the Board of Directors, Nicholas R. DiNapoli, Vice-Chairman of the Board of Directors, and Jose P. Boa and Carl Lecher members of the Board of Directors, had certain business relations with Bancorp and VBT during 1996. See "Remuneration of Directors and Certain Business Relationships" and "Transactions With Management".

COMPENSATION COMMITTEE REPORT OF EXECUTIVE COMPENSATION

     The Board of Directors acts as the Compensation Committee with respect to compensation for Executive Officers.

     Robert V. Macklin, President and Chief Executive Officer, who is also a member of the Board of Directors, and James R. Umbarger Executive Vice President, who is proposed as a nominee for Director, do not participate as a board member relative to discussion, determination, policies and review of executives and executive compensation.

     The Board considers earnings, return on assets, return on equity, growth, administration, compliance and regulatory reports, development and maintenance of business and customers, and general economic industry conditions.

     Consideration was given to profitability of the bank under economic conditions that have existed in VBT's banking market for the past three (3) years and recognition of an increased profit in 1996 and the amount of earnings from ordinary operations, the development of VBT in its existing and new market areas, the expansion project in Danbury, Connecticut, and the development of the Trust Department. The Board reviewed the increased profit of VBT during this period of time. Peer banks in Western Connecticut had similar performance to VBT.

     The Board also reviewed known compensation packages of executives at peer banking institutions located in Western and Southwestern Connecticut. This is a self selected group of comparable size and banking business. The salaries provided to Bancorp and VBT executives are targeted at a competitive median range of these peer groups.

     In addition, the Board considered the overall performance of VBT and Bancorp for the past three (3) years, and in particular the continued profitability of Bancorp, the increase in earnings per share in 1996, the continued executive efforts to improve the company and the corresponding results, the competitive environment earnings, return on assets, return on equity, growth, administration, compliance and regulatory reports, the initiation of a new business development team and development of its business and customers. The criteria are typically subjective and not specifically specified; however certain performance measures are available.

     The Board determined the executive compensation paid in 1996 to be fair and reasonable. It believes the extension of certain stock options (See "Options" and footnotes thereto) are an incentive to a continuing profitability and a vehicle for retention of qualified personnel. Stock options were extended with incentives and retention in mind and not as a form of current compensation. The Board is proposing an Incentive Stock Option Plan for key employees which will also extend options to the Executive Officers (see "1996 Stock Option Plan").

     The Board of Directors acting as the Compensation Committee were:

Enrico J. Addessi             Jeanne M. Cook                Carl Lecher
Jose P. Boa                   Nicholas R. DiNapoli          Antonio Resendes
Richard O. Carey              Edward J. Hannafin            Thomas F. Reynolds
Madeline F. Contegni          Joseph L. Knapp               Robert Scala

                     COMPARISON OF TOTAL STOCKHOLDER RETURN

Set forth below is a line graph comparing the five year cumulative total return of the Company's common stock with that of the SNL Securities Corporation Performance New England Bank Index Value and the NASDAQ Stock Market (U.S.) Total Return Index. The graph compares the value of $100 invested on December 31, 1991 in the Company's stock with that of the two indexes. The SNL New England Bank Index was chosen as having a representative peer group of companies and the NASDAQ Stock Market (U.S.) was chosen as it represents a broad market group in which the Company paticipate. The total return includes reinvestment of dividends.

                              Village Bancorp Inc.

                                [CHART OMITTED]

 [The following table was represented as a line chart in the printed material.]

                            Total Return Performance

                                             Period Ending
                      ----------------------------------------------------------
       Index          12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96
       -----          --------  --------  --------  --------  --------  --------
Village Bancorp Inc    100.00    105.39    147.65    169.38    276.27    334.10
Nasdaq -- Total US     100.00    116.38    133.60    130.59    184.68    227.16
Banks (New England)    100.00    160.61    164.74    158.31    259.59    353.98

                            STOCK OPTION RESERVE PLAN

     Bancorp has two (2) present stock option reserve plans for the officers and employees of it and VBT to be granted and issued by The Board of Directors from time to time.

1988 PLAN

     The first plan, adopted in 1988, provides for the Corporation setting aside 21,016 (adjusted to reflect stock dividends) shares of its common stock to be granted and issued from time to time by the Board of Directors to the officers and employees of the Corporation and VBT. The grant of options will be issued in consideration of employment and as an incentive to advance the growth, development and interests of Bancorp and VBT.

     The price per share at the time of a grant or establishment of an option shall be the then fair market value as of the latest practicable date to the grant or establishment. The exercise and termination date and other material conditions are to be set by the Board of Directors at the time of the grant. The plan (and options granted thereunder) provide for stock adjustment for additional shares in the event of a stock dividend, split-up, reclassification, or subdivision, and issuance of additional shares to existing stockholders or the general public. Options are intended to qualify as incentive stock options under the Internal Revenue Code and expire no more than five (5) years after the date of granting thereof or on such date prior thereto as may be fixed by the Board of Directors subject to earlier termination if the Optionee dies or leaves the service of the Corporation or any of its subsidiaries. Payment for shares upon the exercise of an option shall be in cash. It is intended that there will be no Federal Income Tax consequences upon the granting of an option for either the Bank or the recipient. Upon the sale of the option shares exercised, there will be taxable income to the recipient equal to the excess of sales price of the stock at the date of the sale over the option price. The income will be taxed to the recipient as earned income and therefore subject to the maximum personal income rate. The Corporation will have a tax deduction in the same amount as and at the same time as the recipient receives income.

     The options when granted will be documented in writing. The Board of Directors has a written stock option plan for the setting aside and reserve of the shares which is on file in the office of the Corporation.

     These options and option prices are subject to adjustment for stock dividends, stock splits and issuance of additional shares.

     In 1993, the Board of Directors granted options to purchase 16,300 shares of its common stock to sixteen (16) of VBT's Officers. The Officers and the number of shares granted to them varied from 100 shares to 4,900 shares, including Robert V. Macklin (4,900 shares) and James R. Umbarger, Jr. (3,900 shares). The purchase price is $11.00 per share and is subject to adjustment for stock dividends, stock splits and issuance of additional shares. Reference is made to "Options" and its footnotes as to the number of shares, expiration dates and other material conditions. See "Options".

1996 STOCK OPTION PLAN FOR KEY EMPLOYEES

     The second plan is the "1996 Stock Option Plan" which was adopted by Stockholders in 1996. The Plan provides for 75,000 shares of common stock to be issued to a class of officers considered Key Employees. The purpose is to provide long term incentives in the form of stock options to Key Employees. The grant of options are issued in consideration of employment and as an incentive to advance the growth, development and interest of Bancorp and VBT.

     The class of officers listed in the Plan are entitled to receive the total number of options, in the aggregate, with respect to the officers title, upon their attainment of a designated position. The purchase price is the fair market value of Bancorp common stock on the date of grant; as defined in the Plan. The number of shares available for the options or optionee and the option price thereof will be increased or decreased proportionally for any stock split, stock dividend or other similar adjustment.

     Each option may be exercised at any time, in whole or in part,  within five
(5) years from the date of grant unless sooner expired, terminated or cancelled pursuant to the plan. In order to exercise the option the officer must have remained in the employ of the Company for at least one (1) year and in that position for at least three (3) months. No options under the 1996 Plan may be granted after 10 years from the effective date of the plan.

     Under present Federal Income Tax laws and regulations, the holder of an option granted under the 1996 Plan which qualifies as an Incentive Stock Option, ("ISO") will not be subject to any tax with respect to the grant of the Option. The ISO holder will not realize income at the time the ISO is exercised (although an item of tax preference may arise as a result) and any gain realized upon the disposition of the stock received upon exercise will be taxed as a long term capital gain; provided that certain holding period requirements are met. If such holding period requirements are not met, the gain may be characterized as ordinary income. Bancorp will not receive an income tax deduction with respect to an ISO unless upon disposition of the underlying stock the Employee realizes ordinary income as a result of having failed to satisfy the holding period requirements.

     The holder of an option granted under the 1996 Plan which is not an ISO but is a non-qualified option ("NQO") will not recognize income with respect to the grant of the option; but will recognize ordinary income at the time of exercise of the Option to the extent the fair market value of the shares purchased exceed the Option price. However, a holder subject to Section 16(b) of the Securities Exchange Act of 1934 will instead, unless he or she elects otherwise, be taxed based on the value of the shares received six months after (rather than at the time of) exercise of the Options. Bancorp will be entitled to a deduction for Federal Income Tax purposes in an amount equal to the income realized by the holder upon the exercise of a NQO.

     In 1996, the Board of Directors granted options to purchase 39,200 shares of Bancorp common stock to twenty (20) of VBT's officers. The officers and the number of shares granted to them value from 100 to 10,000 shares, including Robert V. Macklin (10,000 shares) and James R. Umbarger (7,500 shares). The purchase price is $19.00 per share and must be exercised on or before April 8,2001. See "Options"

                                 RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     On recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP as independent auditors of the Corporation for the year ending December 31, 1996. Deloitte & Touche LLP was formed in 1989 when Deloitte Haskins & Sells and Touche Ross & Co. combined their practices.
Deloitte & Touche, LLP, has been Bancorp's and VBT's independent public accountant since 1986.

     The stockholders are asked to ratify the appointment pursuant to its service arrangement. Deloitte & Touche, LLP, will audit the consolidated balance sheet as of the end of the fiscal year and related consolidated statements of income, and changes in stockholders' equity and cash flows for the year in accordance with generally accepted auditing standards. The accounting firm also is responsible for the preparation of Bancorp's consolidated state and federal income tax returns. The services and independence of the accountants were considered and approved by the Audit Committee of the Board of Directors of VBT and the Board of Directors of VBT and Bancorp.

     A representative of Deloitte & Touche, LLP, will be present at the annual meeting to be held on April 28, 1997, with an opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions.

     In the event stockholders vote against the appointment of Deloitte & Touche, LLP, the Board of Directors will submit an additional independent accountant to the stockholders for approval at a special meeting called for that purpose.

                                  MISCELLANEOUS

     The annual meeting is called for the purposes set forth in the Notice. Management does not know of any matter for action by stockholders other than the matters described herein. The enclosed proxy will confer discretionary authority to vote on all matters incidental to the conduct of the meeting, approval of minutes of prior meetings, the election of any office for which a bona fide nominee is named in this proxy statement and such nominee is subsequently unable to serve or for good cause refuses to serve, and matters which management does not know as of date may be presented at the meeting. It is the intention of the Proxy Committee to vote in pursuance of the proxy in accordance with the recommendation of the Board of Directors.

BY ORDER OF THE BOARD OF DIRECTORS

                                        Enrico J. Addessi, Secretary

April 7, 1997

                                 Revocable Proxy

                    Proxy for Annual Meeting of Stockholders

                              VILLAGE BANCORP, INC.

The undersigned, having received notice of the Annual Meeting of Stockholders for date of April 28, 1997, appoints and authorizes Enrico J. Addessi and Joseph
L. Knapp and each of them (with power to act without the other and with power of substitution) as proxy to vote all stock of Village Bancorp, Inc., which the undersigned is entitled to vote if personally present at the Corporation's Annual Meeting of Stockholders to be held at The Village Bank & Trust Company, 25 Prospect Street, Ridgefield, Connecticut, 06877, on Monday, April 28, 1997, at 8:00 p.m., and at all adjournments thereof, for the election of Directors (if authority is withheld, indicate below), to increase the authorized number of common shares, and ratification of Independent Public Accountants.

(1)  Election of Directors:

     FOR ALL NOMINEES LISTED BELOW [ ]       WITHHOLD AUTHORITY [ ]
     (except as marked to the contrary)      (to vote for all nominees
                                             listed below)

                                 Three Year Term

          Jose P. Boa                             Robert V. Macklin

          Antonio M. Resendes                     James R. Umbarger Jr.

                                  Two Year Term

                               Edward J. Hannafin

                                  One Year Term

                              Nicholas R. DiNapoli

YOU AS A SECURITY HOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE:

(2)  Increase the authorized number of common shares to 10,000,000 shares.

          For [ ]         Against [ ]         Abstain [ ]

(3)  Ratification  of Deloitte & Touche as Independent  Public  Accountants  for
     1997

          For [ ]        Against [ ]         Abstain [ ]

The proxy holder shall have the discretionary authority to vote on all matters incidental to the conduct of the meeting, approval of minutes of prior meetings, the election of any person to any office of which a bona fide nominee is named in the proxy statement and such nominee is subsequently unable to serve or for good cause will not serve, proposals omitted from the proxy statement and form of proxy pursuant to Rule 14a-8 or Rule 14a-9 of the Securities and Exchange Commission and matters which management does not know as of date may be presented at the meeting. This proxy when properly executed will be voted in the manner specified herein by the undersigned stockholder. EXECUTION OF THIS PROXY IN SUCH A MANNER AS NOT TO WITHHOLD AUTHORITY SHALL BE DEEMED A GRANT OF AUTHORITY FOR APPROVAL OF DIRECTORS AND EXECUTION IN SUCH A MANNER AS NOT TO VOTE AGAINST OR ABSTAIN SHALL BE DEEMED APPROVAL OF AN INCREASE OF THE AUTHORIZED NUMBER OF COMMON SHARES TO 10,000,000 SHARES AND A RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS;

Dated......................................................1997

 ...........................................................(L.S.)

 ...........................................................(L.S.)

IMPORTANT:  Please  sign  exactly  as your  name or names  appear  on the  stock
certificate   or   certificates,   and  when  signing  as  attorney,   executor,
administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer. If stock is held in joint tenancy, with rights of survivorship, either joint tenant may sign. If stock is held as tenants in common, both joint tenants must sign.

                   Please sign and return this proxy promptly

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS